UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2021

BRUNSWICK CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01043	36-0848180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26125 N. Riverwoods Blvd., Suite 500
Mettawa, Illinois	60045-3420
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (847) 735-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.75 per share	BC	New York Stock Exchange
Chicago Stock Exchange

6.500% Senior Notes due 2048	BC-A	New York Stock Exchange

6.625% Senior Notes due 2049	BC-B	New York Stock Exchange

6.375% Senior Notes due 2049	BC-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed in the Current Report on Form 8-K filed by Brunswick Corporation, a Delaware corporation (the “Company”) with the Securities and Exchange Commission on June 25, 2021 (the “June 25 Current Report”), the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Altor Group AB, West Street Capital Partners VII Investments, L.P., West Street Capital Partners VII Offshore Investments, L.P., West Street Capital Partners VII – Parallel, SLP, Nanna MFN AS and Nanna MFN II AS, to acquire all of the issued and outstanding shares of Marine Innovations Group AS, a provider of marine electronics and sensors (“Marine” and the acquisition thereof, the “Acquisition”). On October 4, 2021, the Company completed the Acquisition.

The purchase price paid by the Company was approximately $1.05 billion in cash, subject to certain adjustments as described in the June 25 Current Report. The Company obtained the funds necessary to fund the Acquisition through (i) proceeds from the offering of senior unsecured notes, consisting of $450 million aggregate principal amount of 0.850% senior notes due 2024 and $550 million aggregate principal amount of 2.400% senior notes due 2031, on the terms and conditions previously disclosed in the final prospectus supplement, dated August 4, 2021 filed by the Company with the Securities and Exchange Commission pursuant to Rule 424(b)(5) and (ii) cash on hand.

The foregoing description of the Acquisition is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 to the June 25 Current Report and is incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On October 4, 2021, the Company issued a press release (the “Press Release”) announcing the completion of the Acquisition.

A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibits are filed as a part of this report:

Exhibit No.	Exhibit
2.1	Share Purchase Agreement, dated as of June 23, 2021, by and among Brunswick Corporation, Altor Group AB, West Street Capital Partners VII Investments, L.P., West Street Capital Partners VII Offshore Investments, L.P., West Street Capital Partners VII – Parallel, SLP, Nanna MFN AS and Nanna MFN II AS, filed as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2021 and hereby incorporated by reference

2.2	Management Warranty Agreement, dated as of June 23, 2021, by and among Brunswick Corporation and the persons listed on Schedule 1.1 thereto, filed as Exhibit 2.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 25, 2021 and hereby incorporated by reference

99.1	Press Release, dated October 4, 2021

104	The cover page from this Current Report on Form 8-K, embedded within and formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUNSWICK CORPORATION

Date: October 5, 2021	By:	/s/ Christopher F. Dekker
Name: Christopher F. Dekker
Title: Executive Vice President, General Counsel, Secretary and Chief Compliance Officer